MARCH 1, 2016

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 2016

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

It is anticipated that Lucius T. Hill will serve as a portfolio manager to The Hartford Balanced Income Fund, Hartford Duration-Hedged Strategic Income Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund and The Hartford Unconstrained Bond Fund (the “Funds”) until June 30, 2016.  As of that date, it is anticipated that Mr. Hill will retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to the Funds, and will no longer serve as a portfolio manager for the Funds. Accordingly, until June 30, 2016, the above referenced SAI is revised as follows:

1.           Under the heading “PORTFOLIO MANAGERS — OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the following information relating to other accounts managed by Lucius T. Hill and the corresponding footnote is added:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Lucius T. Hill, III	14*	$17,520.4	17	$2,443.8	54#	$29,879.2

* In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Duration-Hedged Strategic Income Fund, Strategic Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund). Assets under management in those Funds total approximately $6.7 billion, $13.8 million, $437.0 million, $2.8 billion, and $147.7 million, respectively.

# The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $492.7 million.

2.             Under the heading “PORTFOLIO MANAGERS — EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the following information relating to the equity securities beneficially owned by Lucius T. Hill is added:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Lucius T. Hill, III	Balanced Income Fund	Over $1,000,000
	Duration-Hedged Strategic Income Fund	None
	Strategic Income Fund	None
	Total Return Bond Fund	$100,001-$500,000
	Unconstrained Bond Fund	None

This Supplement should be retained with your SAI for future reference.

March 2016